UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

____________

Date of report (Date of earliest event reported) May 2, 2018

Wyndham Worldwide Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-32876 (Commission File Number)	20-0052541 (IRS Employer Identification No.)

22 Sylvan Way Parsippany, NJ (Address of Principal Executive Offices)		07054 (Zip Code)

Registrant's telephone number, including area code (973) 753-6000

                                                  None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

Wyndham Worldwide Corporation (Company) today issued a press release reporting financial results for the quarter ended March 31, 2018.

A copy of the Company’s press release is furnished as Exhibit 99.1 and is incorporated by reference.

The information included in this Item 2.02 and Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (Exchange Act). Unless expressly incorporated into a filing of the Company under the Securities Act of 1933, as amended (Securities Act), or the Exchange Act made after the date hereof, the information contained in this Item 2.02 and Exhibit 99.1 hereto shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 7.01.	Regulation FD Disclosure.

As previously announced, the Company’s spin-off transaction is expected to result in two separate, publicly traded companies. As a result of the spin-off, the Company’s hotel group business is expected to become a new publicly traded hotel franchising and management company, Wyndham Hotels & Resorts, Inc. and the Company’s vacation ownership business is expected to be combined with its destination network business and be renamed Wyndham Destinations, Inc.

On May 2, 2018, the Company posted to the investor relations section of its website certain updated supplemental business and financial information about Wyndham Destinations and Wyndham Hotels & Resorts.

Wyndham Hotels & Resorts’ Registration Statement on Form 10, as amended, including an Information Statement describing the spin-off and Wyndham Hotels & Resorts’ business, is filed with the Securities and Exchange Commission and is also posted to the investor relations section of the Company’s website.

The information included in this Item 7.01 to this Current Report on Form 8-K shall not be deemed “filed” for the purposes of or otherwise subject to the liabilities under Section 18 of the Exchange Act. Unless expressly incorporated into a filing of the Company under the Securities Act or the Exchange Act made after the date hereof, the information contained in this Item 7.01 shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished with this report:

Exhibit No.	Description

Exhibit 99.1	Press Release of Wyndham Worldwide Corporation, dated May 2, 2018, reporting financial results for the quarter ended March 31, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNDHAM WORLDWIDE CORPORATION

Date: May 2, 2018	By:	/s/Nicola Rossi
Nicola Rossi Chief Accounting Officer

WYNDHAM WORLDWIDE CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated May 2, 2018

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release of Wyndham Worldwide Corporation, dated May 2, 2018, reporting financial results for the quarter ended March 31, 2018.